UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LONESTAR RESOURCES US INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LONESTAR RESOURCES US INC.

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

September 13, 2017

To Our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Lonestar Resources US Inc. at 2 p.m., Central Time, on November 3, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Special Meeting. If you would like to attend the Special Meeting, you must call 1-817-546-6385 no later than 5:00 p.m. Central Time on November 1, 2017 to have your name placed on the attendance list. Please see the section called “Who Can Attend the Special Meeting of Stockholders?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to promptly vote by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Frank D. Bracken, III

Chief Executive Officer

LONESTAR RESOURCES US INC.

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 3, 2017

The Special Meeting of Stockholders (the “Special Meeting”) of Lonestar Resources US Inc. (“Lonestar”) will be held at 2:00 p.m., Central Time, on November 3, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102 for the following purposes:

Proposal 1. To approve, for purposes of complying with NASDAQ Listing Rule 5635(d)(2), the issuance of shares of our Class A Voting Common Stock issuable upon conversion of all shares of our Series A-1 Convertible Participating Preferred Stock and Series A-2 Convertible Participating Preferred Stock (upon their conversion to shares of Series A-1 Convertible Participating Preferred Stock) issued or issuable pursuant to the Amended and Restated Securities Purchase Agreement, dated as of June 15, 2017, by and between Lonestar and Chambers Energy Capital III, LP; and

Proposal 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

Holders of record of our Class A Voting Common Stock as of the close of business on September 12, 2017 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement, continuation or adjournment of the Special Meeting. A complete list of our holders of record as of the Record Date will be open to the examination of any stockholder at our principal executive offices at 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107, for a period of ten days prior to the Special Meeting and on the day of the Special Meeting. The Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the Special Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Chase C. Booth

Secretary

Fort Worth, Texas

September 13, 2017

LONESTAR RESOURCES US INC.

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lonestar Resources US Inc. of proxies to be voted at our Special Meeting of Stockholders to be held on November 3, 2017 (the “Special Meeting”), at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas, 76102 at 2:00 p.m., Central Time. Holders of record of shares of Class A Voting Common Stock, $0.001 par value per share (“Class A Common Stock”) as of the close of business on September 12, 2017 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement, continuation or adjournment of the Special Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the meeting. Shares of our Class B common stock do not have voting rights.

This proxy statement will be released on or about September 18, 2017, to the holders of our Class A Common Stock on the Record Date.

In this proxy statement, “Lonestar”, “Company”, “we”, “us”, and “our” refer to Lonestar Resources US Inc., together with its consolidated subsidiaries, and where applicable, our predecessor entity, Lonestar Resources Limited.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 3, 2017

This proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on March 23, 2017, our Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2017, as filed on May 15 and August 7, 2017, respectively, our Current Report on Form 8-K, as filed on June 21, 2017 (the “June 21, 2017 8-K”) and Amendment No. 2 to the June 21, 2017 8-K, as filed on August 11, 2017 (including Exhibits 23.1, 99.1 and 99.2 attached thereto) are available at http://www.proxyvote.com.

Stockholders may receive directions to attend the meeting in person by calling 1-817-546-6385.

PROPOSALS

At the Special Meeting, our stockholders will be asked:

Proposal 1. To approve, for purposes of complying with NASDAQ Listing Rule 5635(d)(2), the issuance of shares of our Class A Common Stock issuable upon conversion of all shares of our Series A-1 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-1 Stock”) and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Stock” and, together with Series A-1 Stock, the “Series A Stock”) (upon their conversion to shares of Series A-1 Stock) issued or issuable pursuant to the Amended and Restated Securities Purchase Agreement, dated as of June 15, 2017, by and between Chambers Energy Capital III, LP and the Company (the “Chambers SPA”) (“Proposal 1”); and

Proposal 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting (“Proposal 2”).

In accordance with Section 2(b) of our Amended and Restated Bylaws (the “Bylaws”), the only matters to be voted on at the Special Meeting are Proposals 1 and 2. Section 2(b) of the Bylaws provides that the only business that may be conducted at a special meeting of stockholders is the business that has been brought before the meeting by or at the direction of the Board or, in the absence thereof, the Chairman of the Board or the Chief Executive Officer.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

FOR Proposal 1: The approval of the issuance of shares of our Class A Common Stock issuable upon conversion of all shares of our Series A-1 Stock and Series A-2 Stock issued or issuable pursuant to the Chambers SPA; and

FOR Proposal 2: The approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

Why You Received this Proxy Statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lonestar is making this proxy statement available to its stockholders electronically via the Internet. On or about September 18, 2017, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) via telephone at 1-866-540-7095, or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number, website or email address.

Independent Registered Public Accounting Firm

Representatives of BDO USA, LLP, the Company’s independent registered public accounting firm for the year ending December 31, 2017, will be present at the Special Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they desire to do so.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS

Who is Entitled to Vote at the Special Meeting?

The Record Date for the Special Meeting is September 12, 2017. You are entitled to vote at the Special Meeting only if you were a holder of record of our Class A Common Stock at the close of business on that date, or if you hold a valid proxy with respect to our Class A Common Stock for the Special Meeting. Each outstanding share of Class A Common Stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were 21,822,015 shares of Class A Common Stock outstanding and entitled to vote at the Special Meeting.

What is the Difference Between Being a “Record Holder” and Holding Shares in “Street Name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I Entitled to Vote if My Shares Are Held in “Street Name”?

Yes. If your shares of Class A Common Stock are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares of Class A Common Stock, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares of Class A Common Stock are held in street name, you may not vote your shares in person at the Special Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How Many Shares Must Be Present to Hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of a majority in voting power of the Class A Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who Can Attend the Special Meeting of Stockholders?

You may attend the Special Meeting only if you are a Lonestar stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy with respect to our Class A Common Stock for the Special Meeting. If you would like to attend the Special Meeting, you must call 1-817-546-6385 no later than 5:00 p.m. Central Time on November 1, 2017 to have your name placed on the attendance list. In order to be admitted into the Special Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares of Class A Common Stock in street name, you will also be required to present proof of beneficial ownership of our Class A Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Class A Common Stock at the close of business on the Record Date.

What if a Quorum is not Present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting may adjourn the Special Meeting to another place, if any, date, or time.

What Does It Mean if I Receive More Than One Internet Notice or More Than One Set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How Do I Vote?

We recommend that stockholders vote by proxy even if they plan to attend the Special Meeting and vote in person. If you are a holder of record of our Class A Common Stock, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on November 2, 2017.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Special Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Special Meeting in order to vote.

Can I Change My Vote After I Submit My Proxy?

Yes.

If you are a holder of record of our Class A Common Stock, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Lonestar prior to or at the Special Meeting; or

•	by voting in person at the Special Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Special Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Who Will Count the Votes?

A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I Do Not Specify How My Shares Are to be Voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

What Am I Being Asked to Approve at the Special Meeting?

You are being asked to approve the issuance of Class A Common Stock issuable upon the conversion of all shares of our Series A-1 Stock and Series A-2 Stock. Because that issuance of Class A Common Stock, together with the Class A Common Stock issuable upon the conversion of all outstanding shares of our Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Stock” and, together with the Series A Stock, the “Preferred Stock”), issued in connection with our June 15, 2017 acquisitions of certain oil and natural gas properties from SN Marquis LLC (“Marquis”), a subsidiary of Sanchez Energy Corporation (“Sanchez”), and from Battlecat Oil & Gas, LLC (“Battlecat”), equals 20% or more of our total issued and outstanding shares of Class A Common Stock, we are required to obtain shareholder approval prior to the issuance under applicable NASDAQ listing rules.

What Happens if the Company’s Stockholders Do Not Approve the Issuance of Class A Common Stock?

If our stockholders do not approve the issuance of Class A Common Stock, we will be prohibited under NASDAQ listing rules from issuing shares of Class A Common Stock equal to or greater than 20% of our issued and outstanding shares. As a result, our Series A-2 Stock will not convert into Series A-1 Stock and will not be convertible into shares of Class A Common Stock. Further, under the terms of the Series A-2 Stock contained in the Certificate of Designations for that series of stock, if stockholder approval of the issuance of Class A Common Stock is not obtained before December 15, 2017, then the dividend rate payable on our Series A-2 Stock will automatically increase by 5% per annum for the quarterly period ending March 31, 2018, and will continue to increase by an additional 0.5% each quarter thereafter (up to a maximum of 20.0%) until stockholder approval is obtained.

Will Any Other Business Be Conducted at The Special Meeting?

In accordance with Section 2(b) of our Bylaws, the only matters to be voted on at the Special Meeting are Proposals 1 and 2.

How Many Votes Are Required for the Approval of the Proposals to be Voted Upon and How Will Abstentions and Broker Non-Votes be Treated?

Proposal	Votes required	Effect of Votes Abstentions and Broker Non-Votes

Proposal 1: Approval of the issuance of shares of our Class A Common Stock issuable upon conversion of all shares of our Series A-1 Stock and Series A-2 Stock issued or issuable pursuant to the Chambers SPA.

	The favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock.	Abstentions and broker non-votes will have no effect.

Proposal 2: Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.	The favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock.	Abstentions and broker non-votes will have no effect.

What Is an Abstention and How Will Abstentions Be Treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the votes for Proposals 1 and 2.

What Are Broker Non-Votes and Do They Count for Determining a Quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine matters”, such as Proposals 1 and 2. Because there are no “routine” matters to be voted on at the Special Meeting, broker non-votes will not count for purposes of determining whether a quorum is present.

Where Can I Find the Voting Results of the Special Meeting of Stockholders?

We plan to announce preliminary voting results at the Special Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

PROPOSAL 1—APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES A STOCK

BACKGROUND

On May 26, 2017, we entered into a securities purchase agreement (the “Original SPA”) with Chambers Energy Capital III, LP (“Chambers”), pursuant to which we agreed to sell to Chambers, in a private placement under the Securities Act of 1933, as amended, shares of our Series A-1 Stock and Series A-2 Stock for an aggregate purchase price of $78 million.

On June 15, 2017, we amended and restated the Original SPA in its entirety by entering into the Chambers SPA. On the same day, we closed the transactions contemplated by the Chambers SPA and issued to Chambers 5,400 shares of Series A-1 Stock and 74,600 shares of Series A-2 Stock (the “Series A Preferred Issuance”). In connection with the Series A Preferred Issuance, on June 15, 2017, we filed with the Secretary of State of Delaware (i) a Certificate of Designations of Convertible Participating Preferred Stock, Series A-1 (the “Series A-1 Certificate of Designations”), and (ii) a Certificate of Designations of Convertible Participating Preferred Stock, Series A-2 (the “Series A-2 Certificate of Designations” and together with the Series A-1 Certificate of Designations, each, a “Series A Certificate of Designations”), to, among other things, authorize and establish the rights and preferences of each series of Series A Stock.

REASONS FOR THE SERIES A PREFERRED ISSUANCE

The purpose of the Series A Preferred Issuance was to partially finance our acquisitions of certain oil and natural gas properties (the “Acquisitions”) from (i) Battlecat pursuant to a Purchase and Sale Agreement, dated as of May 25, 2017 (the “Original Battlecat PSA”), as amended by the Amendment to the Purchase and Sale Agreement, dated as of June 15, 2017, by and between Battlecat and the Company (the “Amendment to Battlecat PSA” and, as amended, the “Battlecat PSA”), and (ii) Marquis, pursuant to a Purchase and Sale Agreement, dated as of May 26, 2017 (the “Original Marquis PSA”), as amended by the Amendment to the Purchase and Sale Agreement, dated as of June 15, 2017, by and between the Company and Marquis (the “Amendment to Marquis PSA” and, as amended, the “Marquis PSA”). On June 15, 2017, we closed both Acquisitions and, as part of the consideration under each of the Battlecat PSA and the Marquis PSA, we issued 1,184,632 shares of Series B Stock to Battlecat and 1,500,000 shares of Series B Stock to Marquis, respectively (collectively, the “Series B Preferred Issuance”). On the same day, we filed with the Secretary of State of Delaware a Certificate of Designations of Series B Convertible Preferred Stock (the “Series B Certificate of Designations” and, collectively with the Series A Certificates of Designations, each, a “Certificate of Designation”) to, among other things, authorize and establish the rights and preferences of Series B Stock.

Under the Chambers SPA, we have agreed to use commercially reasonable efforts to hold a stockholder meeting and to obtain at such meeting stockholder approval of the conversion of all shares of Series A Stock issued or issuable under the Chambers SPA (assuming maximum conversion rates as set forth in each of the Series A Certificates of Designations and that we elect to pay 12 quarters of dividends in kind or by increasing the stated value of each series of the Series A Stock in accordance with the terms of each of the Series A Certificates of Designations) into shares of our Class A Common Stock (the “Stockholder Approval”). We are asking stockholders to vote for the Stockholder Approval in this Proposal 1.

REASONS FOR SEEKING STOCKHOLDER APPROVAL

Our Class A Common Stock is listed on The NASDAQ Stock Market LLC (“NASDAQ”) and, therefore, we are subject to the NASDAQ Listing Rules. Under NASDAQ Listing Rule 5635(d)(2), stockholder approval is required for certain sales, issuances or potential issuances of our Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) equal to 20% or more of our Class A Common Stock or 20% or more of the voting power outstanding before such issuance for less than the greater of book or market value of our Class A Common Stock. Because we had a total of 21,822,015 shares of Class A Common Stock outstanding prior to the Series A Preferred Issuance and the Series B Preferred Issuance, which, for purpose of complying with the NASDAQ Listing Rules, are considered related transactions, we are restricted by NASDAQ Listing Rule 5635(d)(2) from issuing 4,364,403 or more shares of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) in a non-public offering without obtaining stockholder approval. Whether or not the Stockholder Approval is obtained, following the completion of the Special Meeting, (i) as provided in the Series A-1 Certificate of Designations, each outstanding share of Series A-1 Stock will be convertible into approximately 166.67 shares of Class A Common Stock, pursuant to the conversion ratio set forth in the Series A-1 Certificate of Designations, if converted as of the date of the Special Meeting, and (ii) as provided in the Series B Certificate of Designations, each outstanding share of Series B Stock will convert into one outstanding share of Class A Common Stock. Therefore, following completion of the Special Meeting, whether or not the Stockholder Approval is obtained, 2,684,632 shares of our Class A Common Stock will be issued as a result of the conversion of Series B Stock and up to 900,000 shares of our Class A Common Stock could be issued as a result of the conversion of Series A-1 Stock (if such shares were converted as of the date of the Special Meeting and disregarding any potential payments of dividends in kind on the Series A Stock).

In addition, if the Stockholder Approval is obtained, upon such approval, each outstanding share of Series A-2 Stock will automatically convert into one share of Series A-1 Stock. Therefore, up to 12,433,333 additional shares of our Class A Common Stock could be issued upon the conversion of such shares of Series A-1 Stock (if such shares were converted as of the date of the Special Meeting and disregarding any potential payments of dividends in kind). Further, assuming that we elect to pay 12 quarters of dividends in kind or by increasing the stated value of each series of the Series A Stock in accordance with the terms of each of the Series A Certificates of Designations, as more fully described below, up to 17,532,272 shares of Class A Common Stock will be issuable upon the conversion of all Series A-1 Stock issued or issuable under the Chambers SPA (including shares of Series A-1 Stock into which shares of Series A-2 Stock will automatically convert upon the approval of Proposal 1). Because the combined shares of Class A Common Stock issuable upon conversion of (i) Series B Stock issued in connection with the Acquisitions and (ii) Series A Stock issued or issuable pursuant to the Chambers SPA would exceed 20% of our outstanding Class A Common Stock prior to the Series A Preferred Issuance and the Series B Preferred Issuance, the Series A-2 Stock cannot be converted into Series A-1 Stock until such time as the Stockholder Approval is obtained. See “Descriptions of Preferred Stock—Effect of Proposal on Current Stockholders.”

If the approval of Proposal 1 is not obtained at the Special Meeting and the Stockholder Approval has not been otherwise obtained by December 15, 2017, the dividend rate for Series A-2 Stock will automatically increase by 5% per annum for the dividend period ended on March 31, 2018 and by an additional 0.5% each quarter thereafter until the Stockholder Approval is obtained, up to a maximum Dividend Rate of 20.0% per annum.

DESCRIPTIONS OF PREFERRED STOCK

Each series of Preferred Stock is a class of equity security of the Company. Each series of Series A Stock ranks senior to Class A Common Stock with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company, and each series of Series A Stock initially has a stated value of $1,000 per share (the “Stated Value”). Series B Stock ranks pari passu with Class A Common Stock with respect to dividend rights, but senior to Class A Common Stock with respect to rights upon the liquidation, winding-up or dissolution of the Company.

As noted above, upon the completion of the Special Meeting, whether or not the Stockholder Approval is obtained, holders of Series A-1 Stock will immediately have the option to convert their shares of Series A-1 Stock into shares of Class A Common Stock at a per share rate (the “Conversion Rate”) equal to the Stated Value of such share divided by six, subject to certain customary adjustments (the “Conversion Price”). Whether or not the Stockholder Approval is obtained, no later than two business days following the holding of the Special Meeting, each share of Series B Stock will automatically convert into one share of Class A Common Stock. If the

Stockholder Approval is obtained at the Special Meeting, each outstanding share of Series A-2 Stock will automatically convert into one share of Series A-1 Stock, subject to customary adjustments. If the Stockholder Approval is not obtained at the Special Meeting and has not otherwise been obtained by December 15, 2017, the dividend rate for Series A-2 Stock will automatically increase by 5% per annum for the dividend period ended on March 31, 2018 and by an additional 0.5% each quarter thereafter until the Stockholder Approval is obtained, up to a maximum dividend rate of 20.0% per annum.

Upon the completion of the Special Meeting, we will have the option to convert Series A-1 Stock to Class A Common Stock if the volume weighted average price of Class A Common Stock exceeds the following percentages of the Conversion Price for twenty out of thirty consecutive trading days: (i) 200%, if such mandatory conversion occurs prior to June 15, 2019, (ii) 175%, if such mandatory conversion occurs after June 15, 2019 but before June 15, 2020, and (iii) 150%, if such mandatory conversion occurs after June 15, 2020. If on June 15, 2024, the trailing 20-day volume weighted average price of our Class A Common Stock (the “Prevailing Price”) is equal to or greater than the Conversion Price then in effect, then each share of the Series A-1 Stock then outstanding will automatically convert to Class A Common Stock at the then applicable Conversion Rate. Notwithstanding anything to the contrary in the foregoing, in no event will more than 1,678,089 shares of Class A Common Stock be issued in connection with the conversion of Series A-1 Stock prior to the Stockholder Approval, and such conversion will only occur to the extent it will not result in a violation of any NASDAQ Listing Rules, provided that we are taking commercially reasonable efforts to effect the issuance in compliance with such rules.

Holders of our Series A-1 Stock will be entitled to vote with holders of our Class A Common Stock on an as-converted basis upon the consummation of the Special Meeting, whether or not the Stockholder Approval is obtained. Holders of our Series A-2 Stock are entitled to vote with holders of our Series A-1 Stock on all matters submitted for a vote of holders of our Preferred Stock as a separate class. Holders of our Series B Stock have no voting rights, except that holders of each series of Preferred Stock are entitled to one vote per share on any matter on which holders of such applicable series are entitled to vote separately as a class and, for so long as shares of a particular series of Preferred Stock are outstanding, the affirmative vote or consent of holders of at least a majority of the outstanding shares of such series, voting together as a separate class, is necessary for effecting any amendment or modification to the certificate of incorporation or the applicable Certificate of Designations that would materially and adversely affect the relative rights, preferences, privileges or voting power of such series.

Holders of Series A Stock are entitled to cumulative dividends payable quarterly initially at a rate of 9% per annum (the “Dividend Rate”) in cash and, for any 12 quarters (“PIK Quarters”), at our option and in our sole discretion, (i) in the form of additional shares of the respective series of Series A Stock at a per share price equal to $975 or (ii) by increasing Stated Value, in lieu of cash. After the 12 PIK Quarters, if we fail to fully declare and pay dividends in cash, then the Dividend Rate for Series A Stock will automatically increase by 5.0% per annum for the next succeeding dividend period and then an additional 1.0% for each successive dividend period, up to a maximum Dividend Rate of 20.0% per annum, until we pay dividends at such increased rate fully in cash for two consecutive quarters. Separately, if the Stockholder Approval has not been obtained by December 15, 2017, the Dividend Rate for Series A-2 Stock will automatically increase by 5% per annum for the dividend period ended on March 31, 2018 and by an additional 0.5% each quarter thereafter until the Stockholder Approval is obtained, up to a maximum Dividend Rate of 20.0% per annum. In addition to dividends rights described above, holders of all series of Preferred Stock will be entitled to receive dividends or distributions declared or paid on Class A Common Stock on an as-converted basis.

If on June 15, 2024, the Prevailing Price is less than the Conversion Price then in effect, the Dividend Rate for Series A-1 Stock will automatically increase to 20.0% per annum, payable only in cash, unless automatically converted as described above. However, we, at our option, may instead elect to exchange each share of Series A-1 Stock for our senior unsecured notes with a two-year maturity, a 9.0% per annum coupon payable semi-annually in cash, and governed by terms substantially similar to our most recent high yield indenture at that time.

After June 15, 2020, we may redeem shares of Series A Stock in cash at a per share amount equal to (i) 110% of the Stated Value, if the redemption occurs prior to June 15, 2021, (ii) 105% of the Stated Value, if the redemption occurs prior to June 15, 2022, and (iii) 100% of the Stated Value, if the redemption occurs after June 15, 2022, in each case, plus any unpaid dividends. If the Stockholder Approval is not obtained on or prior to June 15, 2024, the Company must redeem all outstanding shares of Series A-2 Stock at the Stated Value then in effect on June 15, 2024. If at any time after June 15, 2024 we fail to fully declare and pay a quarterly dividend in cash on Series A-1 Stock, then we must redeem in cash all outstanding Series A-1 Stock at the Stated Value then in effect.

Effect of Proposal on Current Stockholders

If Proposal 1 is approved and disregarding any potential payments of dividends in kind on the Series A Stock, 74,600 shares of Series A-2 Stock would convert into 74,600 shares of Series A-1 Stock, resulting in a total of 80,000 shares of Series A-1 Stock outstanding upon such approval. If all shares of Series A-1 Stock were then converted into shares of our Class A Common Stock immediately following the approval of Proposal 1, 13,333,333 shares of Class A Common Stock would be issued to Chambers, representing approximately 54.4% of the currently outstanding shares of Class A Common Stock plus the shares of Class A Common Stock issuable upon the conversion of the currently outstanding shares of Series B Stock.

Further, if Proposal 1 is approved, and if we elected to pay dividends on the Series A Stock in kind for 12 quarters, pursuant to the terms of the Series A Certificate of Designations, then approximately 17,532,272 shares of Class A Common Stock would be issued to Chambers upon the conversion of all shares of Series A-1 Stock, including those converted from shares of Series A-2 Stock as a result of such approval, representing approximately 71.5% of the currently outstanding shares of Class A Common Stock plus the shares of Class A Common Stock issuable upon the conversion of the currently outstanding shares of Series B Stock. As of the date of this definitive proxy statement, the Company expects to make dividend payments in kind to Chambers on the Series A-1 and Series A-2 Stock for the period ended June 30, 2017 and the quarter ending September 30, 2017.

Finally, if Proposal 1 is approved, and if we failed to ever declare and pay any dividends to Chambers pursuant to the terms of the Series A-1 Certificate of Designations such that the applicable Dividend Rate were incrementally increased to 20% per annum, and then all shares of Series A-1 Stock, including those converted from shares of Series A-2 Stock as a result of such approval, are converted into shares of Class A Common Stock in June 2024, then approximately 36,394,803 shares of Class A Common Stock would be issued to Chambers, representing approximately 148.5% of the currently outstanding shares of Class A Common Stock plus the shares of Class A Common Stock issuable upon the conversion of the currently outstanding shares of Series B Stock.

Regardless of whether Proposal 1 is approved, upon the consummation of the Special Meeting, Marquis and Battlecat will be issued 1,500,000 shares and 1,184,632 shares of Class A Common Stock, respectively, representing approximately 6.1% and 4.8%, respectively, of the currently outstanding shares of Class A Common Stock plus the shares of Class A Common Stock issuable upon the conversion of the currently outstanding shares of Series B Stock.

The issuance of shares of Class A Common Stock as described above will result in dilution, and potentially substantial dilution, to the holders of outstanding shares of our Class A Common Stock.

VOTING AND SUPPORT AGREEMENTS

On June 15, 2017, we entered into voting and support agreements (each a “Voting and Support Agreement”) with each of EFR Holding Guernsey Limited, EF Realisation Company Limited, JETX Energy, LLC (f/k/a Juneau Energy, LLC), Leucadia National Corporation, John H. Murray, Daniel Lockwood, Barry D. Schneider, Doug W. Banister, Charles W. Stocker III, Frank D. Bracken, III, Henry B. Ellis, John H. Pinkerton, Randy L. Wolsey, Thomas H. Olle, EcoFin Holdings International Pension Scheme RE BL and Dr. Christopher Rowland, pursuant to which each such stockholder has agreed to vote in favor of the Stockholder Approval at the Special Meeting. In the aggregate, shares of Class A Common Stock that have committed to vote in favor of the

Stockholder Approval at the Special Meeting under the Voting and Support Agreements represent approximately 42% of all shares of our Class A Common Stock outstanding as of September 13, 2017. Each Voting and Support Agreement terminates as of the date on which the Stockholder Approval is obtained.

The Chambers SPA (to which the form of the Voting and Support Agreement has been attached as an exhibit), the Amendment to Battlecat PSA, the Amendment to Marquis PSA, the Series A-1 Certificate of Designations, the Series A-2 Certificate of Designations and the Series B Certificate of Designations were filed as Exhibit 10.1, Exhibit 2.1, Exhibit 2.2, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.1, respectively, to our Current Report on Form 8-K filed with the SEC on June 21, 2017. The Original Battlecat PSA and the Original Marquis PSA were filed as Exhibit 2.1 and Exhibit 2.2, respectively, to our Current Report on Form 8-K filed with the SEC on June 2, 2017.

INTERESTS OF CERTAIN PERSONS IN THIS PROPOSAL

Phillip Z. Pace, a director of the Company and a Partner of Chambers, as well as Chambers, have an interest in this Proposal 1. As of the date of this definitive proxy statement, Chambers beneficially owns 5,400 shares of our Series A-1 Stock and 74,600 Shares of our Series A-2 Stock. Upon the completion of the Special Meeting and disregarding any potential payments of dividends in kind on the Series A Stock, Chambers’ 5,400 shares of the Series A-1 Stock will immediately be convertible into 900,000 shares of Class A Common Stock and, if Proposal 1 is approved at the Special Meeting, its 74,600 shares of Series A-2 Stock will automatically convert into 74,600 shares of Series A-1 Stock, which will be immediately convertible into 12,433,333 shares of Class A Common Stock. Therefore, if Proposal 1 is approved, Chambers will beneficially own 35.2% of our Class A Common Stock on an as-converted basis as of the completion of the Special Meeting (disregarding any potential payments of dividends in kind on the Series A Stock).

Except as described above, no person who has served as an officer or director of the Company since the beginning of our last fiscal year, and no associate of such a person, has any substantial interest in this proposal, other than (i) as a result of his or her role as an officer or director of the Company or (ii) in his or her role as a stockholder of the Company in proportion to his or her percentage shareholding.

VOTE REQUIRED

This proposal requires the favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock. Abstentions and broker non-votes are not considered to be votes cast for the foregoing purpose, and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the issuance of shares of our Class A Common Stock issuable upon conversion of all shares of our Series A-1 Stock and Series A-2 Stock issued or issuable pursuant to the Chambers SPA.

PROPOSAL 2—APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting. If Proposal 2 is approved, and the Special Meeting is adjourned because there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting, the Board intends to solicit additional proxies in favor of Proposal 1, including from stockholders that have previously voted against Proposal 1. If Proposal 2 is not approved, the Board will not have the ability to adjourn the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

VOTE REQUIRED

This proposal requires the favorable vote of a majority of the votes cast affirmatively or negatively by holders of the Company’s outstanding shares of Class A Common Stock. Abstentions and broker non-votes are not considered to be votes cast for the foregoing purpose, and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our Class A Common Stock, Series A-1 Stock, Series A-2 Stock, and Series B Stock as of September 1, 2017, and upon completion of the Special Meeting, as further described in the table below. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 21,822,015 shares of Class A Common Stock, 5,400 shares of Series A-1 Stock, 74,600 shares of Series A-2 Stock, and 2,684,632 shares of Series B Stock outstanding as of September 1, 2017, upon completion of the Special Meeting, or upon the approval of Proposal 1, as applicable (disregarding any potential payments of dividends in kind on Series A Stock, as such payments in kind are not in the control of the beneficial owner of such stock). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options, restricted stock units, stock appreciation rights, warrants or other conversion privileges held by such person, that may be exercisable or settled for or converted into shares of Class A Common Stock within 60 days of September 1, 2017 or within 60 days of the Special Meeting, as applicable, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Lonestar Resources US Inc., 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A Common Stock Beneficially Owned				Series A-1 Stock Beneficially Owned (1)						Series A-2 Stock Beneficially Owned (2)				Series B Stock Beneficially Owned				Combined Voting Power
	As of September 1, 2017		Upon completion of the Special Meeting (whether or not Proposal 1 is approved)		As of September 1, 2017		Upon completion of the Special Meeting (if Proposal 1 is not approved)		Upon completion of the Special Meeting (if Proposal 1 is approved)		As of September 1, 2017		Upon completion of the Special Meeting (if Proposal 1 is approved)		As of September 1, 2017		Upon completion of the Special Meeting (whether or not Proposal 1 is approved)		As of September 1, 2017	Upon completion of the Special Meeting (if Proposal 1 is not approved)	Upon completion of the Special Meeting (if Proposal 1 is approved)
Name of Beneficial Owner	Number	%	Number	%	Number	%	Number	%	Number	%	Number	%	Number	%	Number	%	Number	%	(% of outstanding common and preferred, together)
5% or Greater Stockholders:
EF Realisation Company Limited (5)	4,174,259	19.1%	4,174,259	17.0%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	19.1%	16.4%	11.0%
Leucadia National Corporation (6)	4,478,488	20.1%	4,478,488	17.9%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	20.1%	17.3%	11.7%
Chambers Energy Capital III, LP (1)(2)	—	—	—	—	5,400	100%	5,400	100%	80,000	100%	74,600	100%	—	—	—	—	—	—	—	3.5%	35.2%
Sanchez Energy Corporation (3)	—	—	1,500,000	6.1%	—	—	—	—	—	—	—	—	—	—	1,500,000	55.9%	—	—	—	5.9%	4.0%
LR-Battlecat Holdings, L. P. (4)	—	—	1,184,632	4.8%	—	—	—	—	—	—	—	—	—	—	1,184,632	44.1%	—	—	—	4.7%	3.1%
Named Executive Officers and Directors:
Frank D. Bracken, III	79,371	*	79,371	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Barry D. Schneider	53,700	*	53,700	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Thomas H. Olle	32,876	*	32,876	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Directors (other than Mr. Bracken)
Henry B. Ellis	40,000	*	40,000	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Daniel Lockwood	8,982	*	8,982	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
John H. Murray (7)	59,009	*	59,009	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Stephen H. Oglesby	10,000	*	10,000	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Phillip Z. Pace	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
John H. Pinkerton (8)	185,700	*	185,700	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Dr. Christopher Rowland (9)	77,438	*	77,438	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
Randy L. Wolsey	15,000	*	15,000	*	—	—	—	—	—	—	—	—	—	—	—	—	—	—	*	*	*
All executive officers and directors as a group (13 persons)	570,512	2.6%	570,512	2.3%	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2.6%	2.2%	1.5%
*	Less than one percent.

(1)	The shares reported herein are held of record by Chambers. J. Robert Chambers is the managing member of CEC GP, LLC (“CEC GP”), which is the managing member of CEC Fund III GP, LLC (“CEC III”), which is the general partner of Chambers Energy. Accordingly, each of Mr. Chambers, CEC GP, and CEC III may be deemed to share voting and investment power over the shares held of record by Chambers. Upon the consummation of the Special Meeting, and regardless of whether Proposal 1 has been approved, each outstanding share of Series A-1 Stock will be convertible into approximately 166.67 shares of Class A Common Stock, based on a conversion rate specified in the Certificate of Designations for the Series A-1 Stock. The shares of Series A-1 Stock beneficially owned and the respective percentage of beneficial ownership of Series A-1 Stock stated in these columns reflect ownership of shares of Series A-1 Stock, and not shares of Class A Common Stock issuable upon conversion of shares of Series A-1 Stock at this ratio. Series A-1 Stock is not convertible into Class A Common Stock, nor are holders of Series A-1 Stock entitled to vote with holders of Class A Common Stock, prior to the consummation of the Special Meeting. The address of each of Mr. Chambers, CEC GP, CEC III and Chambers is c/o Chambers Energy Management, LP, 600 Travis St., Suite 4700, Houston, Texas 77002.
(2)	The shares reported herein are held of record by Chambers. J. Robert Chambers is the managing member of CEC GP, which is the managing member of CEC III, which is the general partner of Chambers. Accordingly, each of Mr. Chambers, CEC GP, and CEC III may be deemed to share voting and investment power over the shares held of record by Chambers. If Proposal 1 is approved, each outstanding share of Series A-2 Stock will automatically convert into one outstanding share of Series A-1 Stock. Each outstanding share of Series A-1 Stock will be convertible into approximately 166.67 shares of Class A Common Stock as described in footnote (1) above. The shares of Series A-2 Stock beneficially owned and the respective percentage of beneficial ownership of Series A-2 Stock stated in these columns reflect ownership of shares of Series A-2 Stock only, and not shares of Series A-1 Stock issuable upon conversion of shares of Series A-2 Stock. Series A-2 Stock is not convertible into Class A Common Stock or Series A-1 Stock unless Proposal 1 is approved at the Special Meeting.
(3)	Consists of 1,500,000 shares of Series B Stock directly held by SN UR Holdings, LLC, which is a wholly-owned subsidiary of Sanchez. Sanchez has sole voting and investment power over these shares of Series B Stock. Upon the consummation of the Special Meeting, and regardless of whether Proposal 1 has been approved, each outstanding share of Series B Stock will automatically convert into one share of Class A Common Stock. The shares of Series B Stock beneficially owned and the respective percentage of beneficial ownership of Series B Stock stated in these columns reflect ownership of shares of Series B Stock, and not shares of Class A Common Stock issuable upon conversion of shares of Series B Stock. No outstanding share of Series B Stock is convertible into shares of Class A Common Stock prior to the consummation of the Special Meeting. Sanchez’s address is Sanchez Energy Corporation, 1000 Main Street, Suite 3000, Houston, Texas 77002.
(4)	Consists of 1,184,632 shares directly held by Battlecat Oil & Gas, LLC (“Battlecat”). Battlecat is a controlled subsidiary of LR-Battlecat Holdings, L.P. (“Limerock”). Limerock has sole voting and investment power over these shares of Series B Stock. Upon the consummation of the Special Meeting, and regardless of whether Proposal 1 has been approved, each outstanding share of Series B Stock will automatically convert into one share of Class A Common Stock. The shares of Series B Stock beneficially owned and the respective percentage of beneficial ownership of Series B Stock stated in these columns reflect ownership of shares of Series B Stock, and not shares of Class A Common Stock issuable upon conversion of shares of Series B Stock. No outstanding share of Series B Stock is convertible into shares of Class A Common Stock prior to the consummation of the Special Meeting. Limerock’s address is c/o Lime Rock Management LP, 274 Riverside Avenue, , Westport, Connecticut 06880.
(5)	Consists of 4,174,259 shares directly held by EFR Guernsey Holding Limited (“EFR Guernsey”). EFR Guernsey is a wholly-owned subsidiary of EF Realisation Company Limited (“EF Realisation”). A majority of the board of directors of EF Realisation, comprised of Martin Negre, Robert Sinclair and Nicholas Tostevin, has sole voting and investment power over the shares directly held by EFR Guernsey. Each director of EF Realisation disclaims beneficial ownership of such shares. The address of EF Realisation is BNP Paribas House, St. Julian’s Avenue, St Peter Port, Guernsey, Channel Islands, GY1 1WA, United Kingdom.
(6)	Based on a Schedule 13D filed on December 29, 2016, as amended on June 21, 2017, by Leucadia National Corporation (“Leucadia”), on behalf of itself and its controlled subsidiaries. Leucadia reported that, as of June 12, 2017, it had sole voting and dispositive power with respect to 3,478,261 shares of Class A Common Stock, and shared voting and dispositive power with respect to 1,000,227 shares of Class A Common Stock. The foregoing 1,000,227 shares consisted of 500,227 shares of Class A Common Stock and 500,000 shares underlying immediately exercisable warrants to purchase Class A Common Stock held by JETX Energy, LLC (formerly known as Juneau Energy, LLC), Leucadia’s controlled subsidiary. The address of Leucadia is 520 Madison Ave., New York, NY 10022.
(7)	Consists of 59,009 shares directly held by a discretionary trust established under the laws of Jersey, Channel Islands for the benefit of the reporting person.
(8)	Consists of 120,700 shares of Class A Common Stock and 65,000 shares of Class A Common Stock issuable upon exercise of an option that is currently exercisable.
(9)	Consists of 62,438 shares that Dr. Rowland directly holds and 15,000 shares he indirectly holds. Dr. Rowland also indirectly holds 2,500 shares of the Company’s Class B Non-Voting Common Stock, which is not reflected in the table above.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 600 Bailey Avenue, Suite 200, Fort Worth, Texas, 76107 in writing not later than December 14, 2017.

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on January 24, 2018 and no later than the close of business on February 23, 2018. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2018 Annual Meeting or (ii) if the first public announcement of the date of the 2018 Annual Meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Special Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Our internet address is www.lonestarresources.com. We electronically file or furnish annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, with the SEC. Such reports and other information may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of our SEC filings are also available to the public without charge from the SEC’s website at www.sec.gov or upon written or oral request to:

Lonestar Resources US Inc.

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

Attention: Chase C. Booth

Phone: (817) 546-6371

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this proxy statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filings, which are being delivered to you along with this proxy statement:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on March 23, 2017;

•	the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2017, as filed on May 15 and August 7, 2017, respectively;

•	the Company’s Current Report on Form 8-K, as filed on June 21, 2017 (the “June 21, 2017 8-K”); and

•	Amendment No. 2 to the June 21, 2017 8-K, as filed on August 11, 2017, including Exhibits 23.1, 99.1 and 99.2 attached thereto.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Chase C. Booth, Secretary

Fort Worth, Texas

September 13, 2017

* * * * * *

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES 0 0 0 0 0 0 0 0000344504_1 R1.0.1.17 LONESTAR RESOURCES US INC. 600 BAILEY AVENUE, SUITE 200 FORT WORTH, TX 76107 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve, for purposes of complying with NASDAQ Listing Rule 5635(d)(2), the issuance of shares of our Class A Voting Common Stock issuable upon conversion of all shares of our Series A-1 Convertible Participating Preferred Stock and Series A-2 Convertible Participating Preferred Stock (upon their conversion to shares of Series A-1 Convertible Participating Preferred Stock) issued or issuable pursuant to the Amended and Restated Securities Purchase Agreement, dated as of June 15, 2017, by and between the Company and Chambers Energy Capital III, LP. 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Special Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions) 0000344504_2 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Form 10-K for the year ended 12/31/16, Forms 10-Q for quarters ended 3/31/17 and 6/30/17, Form 8-K dated 6/21/17 and Form 8-K/A dated 8/11/17 are available at www.proxyvote.com. LONESTAR RESOURCES US INC. Special Meeting of Stockholders November 3, 2017 2:00 P.M. (Central Time) This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Lonestar Resources US Inc. (the “Company”) hereby appoint(s) Douglas W. Banister and Chase C. Booth, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A Voting Common Stock of the Company that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 2:00 p.m. Central Daylight Time on November 3, 2017, at Texas Capital Bank’s Van Zandt Room, 300 Throckmorton Street, Suite 200, Fort Worth, Texas 76102, and any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Lonestar Resources US Inc.

Fort Worth, Texas

We have audited the accompanying consolidated balance sheets of Lonestar Resources US Inc. and Subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of operations and other comprehensive loss, changes in stockholders’ equity, and cash flows for each of the two years in the period ended December 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lonestar Resources US Inc. and Subsidiaries at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

Dallas, Texas

March 23, 2017

Independent Auditor’s Report

The Board of Directors

Lonestar Resources US Inc.

We have audited the accompanying statement of revenue and direct operating expenses of certain oil and natural gas properties of SN Marquis, LLC (the “Marquis Acquisition Properties”) as described in Note 1, acquired on June 15, 2017 by Lonestar Resources US Inc., for the year ended December 31, 2016, and the related notes to the statement of revenue and direct operating expenses.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenue and direct operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and direct operating expenses that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenue and direct operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and direct operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and direct operating expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenue and direct operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenue and direct operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and direct operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and direct operating expenses referred to above presents fairly in all material respects, the revenue and direct operating expenses of the Marquis Acquisition Properties for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenue and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in the notes to the statement of revenue and direct operating expenses and is not intended to be a complete presentation of the operations of the Marquis Acquisition Properties. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Dallas, Texas

July 10, 2017